                                                                   EXHIBIT 10.24

                               MEMORANDUM OF LEASE

            THIS MEMORANDUM OF LEASE, dated as of March 10, 2004 (the "EFFECTIVE DATE") is between 601 Second Avenue Limited Partnership, a Texas limited partnership ("LANDLORD") and Capella Education Company, a Minnesota corporation ("TENANT").

                                    RECITALS

            A. Landlord, as landlord, and Tenant, as tenant, have entered into that certain Office Lease dated as of February 23, 2004 (the "LEASE"), relating to certain real property (the "PROJECT") located at 225 South Sixth Street, Minneapolis, Minnesota, and legally described on Exhibit A attached hereto. The Project consists, in part, of an eighteen (18) story building (the "BUILDING") and a fifty-three (53) story office tower (the "TOWER").

            B. Landlord and Tenant now wish to memorialize of record the existence of the Lease and certain specific terms of the same.

            C. All terms defined in the Lease shall have the same meanings when used herein as when used in the Lease.

            NOW, THEREFORE, in consideration of the Lease and other good and valuable consideration, Landlord and Tenant agree as follows:

            1. Landlord hereby demises and leases to Tenant, and Tenant hereby takes and leases from Landlord, the Initial Premises upon the terms and conditions more particularly set forth in the Lease. The Initial Premises means the (a) 119,711 square feet of Rentable Area on the 8th and 9th floors of the Building and the 8th, 9th and 15th floors of the Tower, (b) 30,335 square feet of Rentable Area on the 7th floor of the Building, and (c) 53,275 square feet of Rentable Area on the 6th and 7th floors of the Tower, all as depicted on the floor plans which are attached hereto as Exhibit B.

            2. The Term of the Lease shall be a term of six (6) years, commencing on November 1, 2004, and terminating on October 31, 2010, (subject to the provisions of the Lease), and contains two Extension Options permitting extension of the Term to October 31, 2020.

            3. Reference is made to the Lease for a full statement of the terms and conditions of the Lease, all of which are hereby incorporated by reference.

            4. Nothing in this Memorandum of Lease shall be construed to amend, modify, change, alter, amplify, interpret or supersede any of the terms and provisions of the Lease, which shall in all things control.

            IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Memorandum of Lease as of the Effective Date.

                            [SIGNATURE PAGES FOLLOW]

                                                                   EXHIBIT 10.24

                                 SIGNATURE PAGE
                                       FOR
                               MEMORANDUM OF LEASE
                                     BETWEEN
                      601 SECOND AVENUE LIMITED PARTNERSHIP
                                       AND
                            CAPELLA EDUCATION COMPANY

                     LANDLORD:

                     601 SECOND AVENUE LIMITED PARTNERSHIP,
                     a Texas limited partnership

                     By: Minneapolis 601 Limited Partnership, a Texas
                         limited partnership, its sole general partner

                              By: Hines Acquisitions No. 2 Limited
                                  Partnership, a Texas limited partnership, its sole general partner

                                  By: Hines Interests Limited Partnership,
                                      a Delaware limited partnership, its
                                      sole general partner

                                      By: Hines Holdings, Inc., a Texas
                                          close corporation, its sole
                                          general partner

                                         By: /s/ C. Kevin Shannahan
                                             ----------------------
                                             Name: C. Kevin Shannahan
                                             Title: Executive Vice
                                                      President

STATE OF ILLINOIS )
                  ) ss.
COUNTY OF COOK    )

            The foregoing instrument was acknowledged before me this 19th day of March, 2004, by C. Kevin Shannahan, the Executive Vice President of Hines Holdings, Inc., a Texas close corporation and sole general partner of Hines Interests Limited Partnership, a Delaware limited partnership and sole general partner of Hines Acquisitions No. 2 Limited Partnership, a Texas limited partnership and sole general partner of Minneapolis 601 Limited Partnership, a Texas limited partnership and sole general partner of 601 Second Avenue Limited Partnership, a Texas limited partnership, on behalf of the limited partnership.

                                                     /s/ Madeline Greenlee
                                                     ------------------------
                                                     Notary Public

                                                                   EXHIBIT 10.24

                                 SIGNATURE PAGE
                                       FOR
                               MEMORANDUM OF LEASE
                                     BETWEEN
                      601 SECOND AVENUE LIMITED PARTNERSHIP
                                       AND
                            CAPELLA EDUCATION COMPANY

                            TENANT:

                            CAPELLA EDUCATION COMPANY
                            a Minnesota corporation

                            By: /s/ Joe Gaylord
                                ---------------------------
                                Name: Joe Gaylord
                                Title: CFO

STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

            The foregoing instrument was acknowledged before me this 20th day of February, 2004, by Joe Gaylord, the CFO of Capella Education Company, a Minnesota corporation, on behalf of the corporation.

                                                     /s/ Sharyl J. Thompson
                                                     ------------------------
                                                     Notary Public

After recording, please return to:
Faegre & Benson LLP (WLU)
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-3026

                                                                   EXHIBIT 10.24

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Lot 6, Block 219, Town of Minneapolis, according to the plat thereof on file or of record in the office of the Register of Deeds in and for Hennepin County.

The Northeasterly 7 feet of Lots 1, 2, and 3; the Northeasterly 7 feet of the Northwesterly half of Lot 4; the Southeasterly half of Lot 4; and Lots 5, 6, 7, 8, 9 and 10;

all in Block 219, Brown and Jackins' Addition to Minneapolis, according to the plat thereof on file or of record in the office of the Register of Deeds in and for Hennepin County.

                                                                   EXHIBIT 10.24

RECORDING REQUESTED BY

----------------------

WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Ave. - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
Loan No. C-331830 SPACE ABOVE THIS LINE FOR RECORDER'S USE

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT is entered into as of March 10 , 2004, between CAPELLA EDUCATION COMPANY, a Minnesota corporation, whose mailing address is 225 South Sixth Street, Minneapolis, MN 55402, ("Tenant"),601 SECOND AVENUE LIMITED PARTNERSHIP, a Texas limited partnership, whose mailing address is 225 S. 6th St., #2590, Minneapolis, MN 55402, ("Borrower"), and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Lender"), whose address for notices is 720 East Wisconsin Avenue, Milwaukee, WI 53202, Attention: Real Estate Investment Department, Reference Loan No.C-331830.

                                    RECITALS

      A. Tenant is the lessee and Borrower is the lessor under a certain lease dated February 23, 2004 (the "Lease").

      B. Lender has made a mortgage loan secured by a mortgage, deed to secure a debt or deed of trust from Borrower for the benefit of Lender recorded as Document No. 2631800 in Volume 2773, Page 827519 (as it may be amended, restated or otherwise modified from time to time, the "Lien Instrument") encumbering the fee title to and/or leasehold interest in the land described in Exhibit A attached hereto and the improvements thereon (collectively, the "Property"), wherein the premises covered by the Lease (the "Demised Premises") are located.

      C. Borrower and Lender have executed an Absolute Assignment of Leases and Rents (the "Absolute Assignment"), pursuant to which (i) the Lease is assigned to Lender and (ii) Lender grants a license back to Borrower permitting Borrower to collect all rents, income and other sums payable under the Lease until the revocation by Lender of such license, at which time all rents, income and other sums payable under the Lease are to be paid to Lender.

      D. Lender has required the execution of this Agreement by Borrower and Tenant as a condition to Lender making the requested mortgage loan or consenting to the Lease and Tenant has required the execution of this Agreement by Lender and Borrower as a condition to Tenant entering into the Lease.

      E. Tenant acknowledges that, as its consideration for entering into this Agreement, Tenant will benefit by entering into an agreement with Lender concerning Tenant's relationship with any purchaser or transferee of the Property (including Lender) in the event of foreclosure of the Lien Instrument or a transfer of the Property by deed in lieu of foreclosure (any such purchaser or transferee and each of their respective successors or assigns is hereinafter referred to as "Successor Landlord").

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant, Borrower and Lender agree as follows:

      1. Tenant and Borrower agree for the benefit of Lender that:

      (a) Tenant shall not pay, and Borrower shall not accept, any rent or additional rent more than one month in advance;

      (b) Except as specifically provided in the Lease, Tenant and Borrower will not enter into any agreement for the cancellation of the Lease or the surrender of the Demised Premises without Lender's prior written consent;

      (c) Tenant and Borrower will not enter into any agreement amending or modifying the Lease without Lender's prior written consent, except for amendments or modifications specifically contemplated in the Lease for confirming the lease commencement date, the rent commencement date, the term, the square footage leased, the renewal or extension of the Lease, or the leasing of additional space at the Property, or as otherwise specifically contemplated in the Lease;

      (d) Tenant will not terminate the Lease because of a default thereunder by Borrower unless Tenant shall have first given Lender written notice and a reasonable opportunity to cure such default; and

      (e) Tenant, upon receipt of notice from Lender that it has exercised its rights under the Absolute Assignment and revoked the license granted to Borrower to collect all rents, income and other sums payable under the Lease, shall pay to Lender all rent and other payments then or thereafter due under the Lease, and any such payments to Lender shall be credited against the rent or other obligations due under the Lease as if made to Borrower.

      (f) Tenant will not conduct any dry cleaning operations on the Demised Premises using chlorinated solvents nor will Tenant use any chlorinated solvents in the operation of their business on the Demised Premises.

      2. Subject to the terms of this Agreement, the Lease is hereby subordinated in all respects to the Lien Instrument and to all renewals, modifications and extensions thereof, subject to the terms and conditions hereinafter set forth in this Agreement, but Tenant waives, to the fullest extent it may lawfully do so, the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any foreclosure proceeding.

      3. Borrower, Tenant and Lender agree that, unless Lender shall otherwise consent in writing, the fee title to, or any leasehold interest in, the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Borrower or Tenant or any third party by purchase, assignment or otherwise.

      4. If the interests of Borrower in the Property are acquired by a Successor Landlord:

      (a) If Tenant shall not then be in default in the payment of rent or other sums due under the Lease or be otherwise in material default under the Lease (in each case, beyond the expiration of applicable notice and cure periods), the Lease shall not terminate or be terminated and the rights of Tenant thereunder shall continue in full force and effect except as provided in this Agreement;

      (b) Tenant agrees to attorn to Successor Landlord as its lessor; Tenant shall be bound under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, including any renewal options which are exercised in accordance with the terms of the Lease;

      (c) The interests so acquired shall not merge with any other interests of Successor Landlord in the Property if such merger would result in the termination of the Lease;

      (d) If, notwithstanding any other provisions of this Agreement, the acquisition by Successor Landlord of the interests of Borrower in the Property results, in whole or part, in the termination of the Lease, there shall be deemed to have been created a lease between Successor Landlord and Tenant on the same terms and conditions as the Lease, except as modified by this Agreement, for the remainder of the term of the Lease with renewal options, if any; and

      (e) Successor Landlord shall be bound to Tenant under all of the terms, covenants and conditions of the Lease, and Tenant shall, from and after Successor Landlord's acquisition of the interests of Borrower in the real estate, have the same remedies against Successor Landlord for the breach of the Lease that Tenant would have had under the Lease against Borrower if the Successor Landlord had not succeeded to the interests of Borrower; provided, however, that Successor Landlord shall not be:

            (i) Liable for the breach of any representations or warranties set forth in the Lease or for any act, omission or obligation of any landlord (including Borrower) or any other party occurring or accruing prior to the date of Successor Landlord's acquisition of the interests of Borrower in the Demised Premises, except for any repair and maintenance obligations of a continuing nature as of the date of such acquisition;

            (ii) Subject to any offsets or defenses which Tenant might have against any landlord (including Borrower) prior to the date of Successor Landlord's acquisition of the interests of Borrower in the Demised Premises except to the extent that such offsets
                  (a) were used to fund the Improvement Allowance (as defined in the Lease), including interest, or to fund the repairs, maintenance or other actions which would otherwise be an obligation of Successor Landlord upon its acquisition of the interest of Borrower in the Property and (b) are otherwise expressly provided for under the Lease;

            (iii) Liable for the return of any security deposit under the Lease unless such security deposit shall have been actually deposited with Successor Landlord;

            (iv) Bound to Tenant for any claims arising subsequent to the date upon which Successor Landlord transfers its interest in the Demised Premises to any third party;

            (v) Liable to Tenant under any indemnification provisions set forth in the Lease arising prior to Successor Landlord's acquisition of the interest of Borrower in the Property; or

            (vi) Liable for any damages in excess of Successor Landlord's equity in the Property.

The provisions of this paragraph shall be effective and self-operative immediately upon Successor Landlord succeeding to the interests of Borrower without the execution of any other instrument.

      5. Tenant represents and warrants that Tenant, to its actual knowledge:
(i) is not a person or entity with whom Lender is restricted from doing business with under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including, but not limited to, those named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) is not knowingly engaged in, and shall not knowingly engage in, any dealings or transaction or knowingly be otherwise associated with such persons or entities described in (i) above; and (iii) is not a person or entity whose activities violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder.

      6. This Agreement may not be modified orally or in any other manner except by an agreement in writing signed by the parties hereto or their respective successors in interest. In the event of any conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall prevail. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, successors and assigns, and shall remain in full force and effect notwithstanding any renewal, extension, increase, or refinance of the indebtedness secured by the Lien Instrument, without further confirmation. Upon recorded satisfaction of the Lien Instrument, this Agreement shall become null and void and be of no further effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              TENANT: CAPELLA EDUCATION COMPANY,
                                                      a Minnesota corporation

                                                      By: /s/ Joe Gaylord
                                                          ---------------------

                                                      Attest: _______________
                                                                  Secretary

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )

The foregoing instrument was acknowledged before me this 8th day of March, 2004, by Joe Gaylord to me known and known to me to be (one of the) officers on behalf of Capella Education Company, a corporation. He/she is personally known to me.

                                             NOTARY PUBLIC:

                                             Signature  /s/ Lee A. Willhite
                                                        -------------------

                                                           Lee A. Willhite
                                                        -----------------------
                                                        Name (typed or printed)

                                             My commission Expires:

 BORROWER:                 601 SECOND AVENUE LIMITED PARTNERSHIP, a Texas
                           limited partnership

                              By: Minneapolis 601 Limited Partnership, a Texas
                                  limited partnership, its general partner

                                  By: Hines Acquisitions No. 2 Limited
                                      Partnership, a Texas limited partnership,
                                      its sole general partner

                                      By: Hines Interests Limited
                                          Partnership, a Delaware limited
                                          partnership, its sole general partner

                                          By: Hines Holdings, Inc., a
                                              Texas close corporation, its
                                              sole general partner

                                          By: /s/ C. Kevin Shannahan
                                              --------------------------------
                                              Name: C. Kevin Shannahan
                                              Its: Executive Vice President

STATE OF ILLINOIS )
                  ) Sections
COUNTY OF COOK )

      The foregoing instrument was acknowledged before me this 19th day of March, 2004, by C. Kevin Shahannan, the Executive Vice President of Hines Holdings, Inc. a Texas close corporation, as sole general partner of Hines Interests Limited Partnership, a Delaware limited partnership, as sole general partner of Hines Acquisitions No. 2 Limited Partnership, a Texas limited partnership, as sole general partner of Minneapolis 601 Limited Partnership, a Texas limited partnership, as sole general partner of 601 Second Avenue Limited Partnership, a Texas limited partnership, on behalf of the corporation and partnerships.

                                /s/ Madeline Greenlee
                                ----------------------------
                                               Notary Public

LENDER:                     THE NORTHWESTERN MUTUAL LIFE
                            INSURANCE COMPANY, a Wisconsin corporation

                            By: Northwestern Investment Management Company,
                                LLC, a Delaware limited liability company, its wholly owned affiliate and authorized representative.

                                By: /s/Michael P. Cusick
                                    --------------------
                                Michael P. Cusick, Managing Director

                                Attest: /s/ Robert J. Bastien
                                        ---------------------
                                Robert J. Bastien, Assistant Secretary

STATE OF WISCONSIN  )
                    ) ss.
COUNTY OF MILWAUKEE )

         The foregoing instrument was acknowledged before me this 23rd day of February, 2004 by Michael P. Cusick and Robert J. Bastien the Managing Director and Assistant Secretary respectively, of Northwestern Investment Management Company, LLC on behalf of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, and acknowledged the execution of the foregoing instrument as the act and deed of said corporation.

                                           /s/ Janet M. Szukalski
                                           -----------------------------------
                                           Janet M. Szukalski, Notary Public
                                           My commission expires:  May 9, 2004

This instrument was prepared by Judith L. Perkins, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                                   EXHIBIT "A"

Parcel 1:

Lot 6, Block 219, Town of Minneapolis, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Parcel 2:

The Northeasterly 7 feet of Lots 1, 2 and 3, the Northeasterly 7 feet of the Northwesterly Half of Lot 4, the Southeasterly Half of Lot 4, Lots 5, 6, 7, 8, 9 and 10, Block 219, Brown and Jackins' Addition to Minneapolis, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.